EXHIBIT 10.37

AMENDMENT NO. 2 TO
ASSET PURCHASE AGREEMENT

This Amendment No. 2 (this “Amendment”) to that certain Asset Purchase Agreement, dated November 17, 2015, as amended by Amendment No. l thereto, dated December 1, 2015 (the “Purchase Agreement”), by and among PCM Sales, Inc., a California corporation (successor by merger to Intelligent IT, Inc., a Delaware corporation) (“U.S. Purchaser”), Acrodex Inc., an Alberta corporation (“Canadian Purchaser” and, together with U.S. Purchaser, “Purchaser”), PCM, Inc., a Delaware corporation and the ultimate parent of Purchaser (“PCM”), Systemax Inc., a Delaware corporation (“Systemax”), and TigerDirect, Inc., a Florida corporation, TigerDirect CA, Inc., a corporation organized under the laws of Ontario, Canada, Global Gov/Ed Solutions, Inc., a Delaware corporation, Infotel Distributors Inc., a Delaware corporation, Tek Serv Inc., a Delaware corporation, Global Computer Supplies, Inc., a New York corporation, SYX Distribution Inc., a Delaware corporation, SYX Services Inc., a Delaware corporation, SYX North American Tech Holdings, LLC, a Delaware limited liability company, Software Licensing Center, Inc., a Florida corporation, and Pocahontas Corp., a Delaware corporation (individually a “Seller” and collectively “Sellers”) is made and entered into as of January 21, 2016 by and among Purchaser, PCM, Systemax and Sellers. Capitalized terms used but not defined in this Amendment shall have the meaning ascribed to such terms in the Purchase Agreement or in the “Side Letter” (defined below), as applicable.

1.             Reference is made to Section 8.14 of the Purchase Agreement and to the Side Letter among the parties dated December 1, 2015 entered into in connection with the Purchase Agreement, (the “Side Letter”). The parties hereby acknowledge that Systemax has made available the information referenced in Section 8.14 of the APA and has allowed a representative of PCM to view the information. The parties further agree that Systemax and Sellers are relieved, effective as of December 1, 2015, of any obligation to, and Systemax and Sellers shall not at any time, purge the Consumer Customers from the production Source Databases.

2.             Pursuant to paragraph 5 of the Side Letter, Purchaser hereby exercises its option to acquire the acquire the Optioned Customer Data, provided that the Option exercise price shall be $399,999, and paragraph 5 of the Side Letter is hereby accordingly amended to replace the number “$500,000” with the number “$399,999”. Sellers hereby acknowledge receipt of the $399,999 Option exercise price, and Purchaser hereby acknowledges receipt of the Optioned Customer Data.

3.             Except as specifically amended hereby, the Purchase Agreement and Side Letter shall remain in full force and effect as originally constituted.

4.             This Amendment embodies the entire understanding between the parties with respect to the subject matter hereof and can be modified only by a written instrument executed by all parties.

5.             This Amendment shall be subject to the miscellaneous provisions contained in Article 11 of the Purchase Agreement, which are hereby incorporated by reference herein, mutatis mutandis.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to Asset Purchase Agreement to be executed effective as of the date first written above.

PCM SALES, INC.		PCM, INC.

By:	/s/ Stephen Moss	By:	/s/ Frank Khulusi
Name:	Stephen Moss	Name:	Frank Khulusi
Title:	President	Title:	Chief Executive Officer

ACRODEX INC.		SYSTEMAX INC.

By:	/s/ Simon Abuyounes	By:	/s/ Larry Reinhold
Name:	Simon Abuyounes	Name:	Larry Reinhold
Title:	Treasurer	Title:	Chief Financial Officer

TIGERDIRECT, INC.		TEK SERV INC.

By:	/s/ Larry Reinhold	By:	/s/ Larry Reinhold
Name:	Larry Reinhold	Name:	Larry Reinhold
Title:	President	Title:	President

TIGERDIRECT CA, INC.		GLOBAL COMPUTER SUPPLIES, INC.

By:	/s/ Larry Reinhold	By:	/s/ Larry Reinhold
Name:	Larry Reinhold	Name:	Larry Reinhold
Title:	President	Title:	President

GLOBAL GOV/ED SOLUTIONS, INC.		SYX DISTRIBUTION INC.

By:	/s/ Larry Reinhold	By:	/s/ Larry Reinhold
Name:	Larry Reinhold	Name:	Larry Reinhold
Title:	President	Title:	President

INFOTEL DISTRIBUTORS INC.		SYX NORTH AMERICAN TECH HOLDINGS, LLC

By:	/s/ Larry Reinhold	By:	/s/ Larry Reinhold
Name:	Larry Reinhold	Name:	Larry Reinhold
Title:	President	Title:	President

SYX SERVICES INC.		SOFTWARE LICENSING CENTER, INC.

By:	/s/ Larry Reinhold	By:	/s/ Larry Reinhold
Name:	Larry Reinhold	Name:	Larry Reinhold
Title:	President	Title:	President

POCAHONTAS CORP.

By:	/s/ Larry Reinhold
Name:	Larry Reinhold
Title:	President